Exhibit 10

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

(As Amended And Restated

Effective as of January 1, 2008)

TABLE OF CONTENTS – EXHIBIT 10

		PAGE
SECTION 1 DEFINITIONS		1

1.1	DEFINITIONS	1

SECTION 2 THE STOCK OPTION PLAN		5

2.1	PURPOSE OF THE PLAN	5
2.2	STOCK SUBJECT TO THE PLAN	5
2.3	ADMINISTRATION OF THE PLAN	5
2.4	ELIGIBILITY AND LIMITS	5

SECTION 3 TERMS OF STOCK OPTIONS		6

3.1	GENERAL TERMS AND CONDITIONS	6
3.2	TERMS AND CONDITIONS OF OPTIONS	7
3.3	TREATMENT OF AWARDS UPON TERMINATION OF SERVICE	8
3.4	CONSIDERATIONS FOR MODIFICATIONS, ADJUSTMENTS AND ACCELERATIONS	9

SECTION 4 RESTRICTIONS ON STOCK		9

4.1	ESCROW OF SHARES	9
4.2	RESTRICTIONS ON TRANSFER	9

SECTION 5 GENERAL PROVISIONS		9

5.1	WITHHOLDING	9
5.2	CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION	10
5.3	CASH AWARDS	11
5.4	COMPLIANCE WITH CODE	11
5.5	RIGHT TO TERMINATE SERVICE	11
5.6	RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS	11
5.7	NON-ALIENATION OF BENEFITS	12
5.8	TERMINATION AND AMENDMENT OF THE PLAN	12
5.9	SHAREHOLDER APPROVAL	12
5.10	LISTING AND LEGAL COMPLIANCE	12
5.11	CHOICE OF LAW	12
5.12	EFFECTIVE DATE AND TERM OF THE PLAN	13

ATTACHMENT 1: INCENTIVE STOCK OPTION AWARD DOCUMENTATION		1-1

	INCENTIVE STOCK OPTION AWARD	1-1
	TERMS AND CONDITIONS TO THE INCENTIVE STOCK OPTION AWARD	1-2
	EXHIBIT 1: NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION	1-6
	EXHIBIT 2: NOTICE OF WITHHOLDING ELECTION	1-9
	SCHEDULE 1: VESTING SCHEDULE FOR INCENTIVE STOCK OPTION AWARD	1-11

ATTACHMENT 2: NON-QUALIFIED STOCK OPTION AWARD DOCUMENTATION		2-1

	NONQUALIFIED STOCK OPTION AWARD	2-1
	TERMS AND CONDITIONS TO THE NON-QUALIFIED STOCK OPTION AWARD	2-2
	EXHIBIT 1: NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION	2-6
	EXHIBIT 2: NOTICE OF WITHHOLDING ELECTION	2-9
	SCHEDULE 1: VESTING SCHEDULE FOR NONQUALIFIED STOCK OPTION AWARD	2-11

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

(As Amended And Restated

Effective as of January 1, 2008)

SECTION 1: DEFINITIONS

1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a) “Bank” means Southeastern Bank, a bank organized under the laws of the State of Georgia.

(b) “Board of Directors” means the board of directors of the Company.

(c) “Cause” has the same meaning as provided in the employment agreement between the Participant and the Company or the Bank on the date of Termination of Service, or if no such definition or employment agreement exists, “Cause” means conduct amounting to:

(1) fraud or dishonesty against the Company or the Bank;

(2) Participant’s willful misconduct, repeated refusal to follow the reasonable directions of the person to whom the Participant reports or knowing violation of law in the course of performance of the duties of Participant’s service with the Company or the Bank;

(3) repeated absences from work without a reasonable excuse;

(4) repeated intoxication with alcohol or drugs while on the Company’s or the Bank’s premises during regular business hours;

(5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; or

(6) a breach or violation of the terms of any agreement to which Participant and the Company or the Bank are party.

(d) “Change in Control” shall, unless otherwise provided by the Committee in a Stock Option Agreement, have the same meaning as provided in the employment agreement between the Participant and the Company or the Bank, or if no such definition or employment agreement exists, “Change in Control” shall mean any one of the following events which may occur after the date the Stock Option is granted:

(1) the acquisition by any individual, entity or “group” (a “Person”), within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities

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Exchange Act of 1934, as amended, (the “Exchange Act”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors;

(2) within any twelve-month period, the persons who were directors of the Company immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors, provided that any director who was not a director at the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds ( 2/3) of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

(3) a reorganization, merger or consolidation, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated entity’s then outstanding voting securities; or

(4) the sale, transfer or assignment of all or substantially all of the assets of the Company to any third party.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3. If the Committee has not been appointed, the Board of Directors in its entirety shall constitute the Committee. At such time as the Stock of the Company becomes listed on a national securities exchange or Nasdaq quotation market system, the Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two (2) members of the Board of Directors who are both “outside directors” as defined in Treas. Reg. § 1.162-27(e) as promulgated by the Internal Revenue Service and “non-employee directors” as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act and who satisfy the requirements of the national securities exchange or Nasdaq quotation market system on which the Stock is then traded.

(g) “Company” means Southeastern Banking Corporation, a Georgia corporation.

(h) “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or

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the Bank for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

(i) “Disposition” means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” with regard to a date means:

(1) the price of Stock in the over-the-counter market on that date or the last trading day prior to that date as reported by the Nasdaq Stock Market or, if not so reported, by a generally accepted reporting service; or

(2) the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the Nasdaq Stock Market; or

(3) if Stock is not publicly traded, as determined in good faith by the Committee by the reasonable application of a reasonable valuation method with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve (12) months old, (ii) the valuation methodology used in any such appraisal, and (iii) such other information as may be deemed relevant by the Committee.

For purposes of Paragraphs (1) and (2) above, the Committee may use the closing price as of the applicable date or the arithmetic mean of the high and low prices as of the applicable date or an average selling price during a specified period that is within thirty (30) days before or thirty (30) days after the applicable date (provided the commitment to grant the Option at an exercise price using such average selling price is specified irrevocably before the beginning of the specified period), and, for purposes of Paragraph (3) above, the Committee will consider the value of tangible and intangible assets, the present value of anticipated future cash flows, the market value of the Stock or of equity interests in similar entities engaged in trades or businesses substantially similar to those engaged in by the Company, recent arm’s length transactions, and other relevant factors such as control premiums or discounts for lack of marketability, provided all the foregoing methods are consistent with Treasury Regulations Section 1.409A-1(b)(5)(iv).

(l) “Incentive Stock Option” means an incentive stock option, as defined in Code Section 422 or any successor thereto, described in Plan Section 3.2.

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(m) “Non-Qualified Stock Option” means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

(n) “Option” or “Stock Option” means a Non-Qualified Stock Option or an Incentive Stock Option.

(o) “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(p) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A Parent shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations and rulings thereunder.

(q) “Participant” means an individual who receives a Stock Option hereunder.

(r) “Plan” means the Southeastern Banking Corporation 2006 Stock Option Plan in its present form and as hereafter amended.

(s) “Stock” means the Company’s $1.25 par value per share common stock.

(t) “Stock Option Agreement” means an agreement between the Company and a Participant or other documentation evidencing the grant of an Option.

(u) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

(v) “Termination of Service” means the termination of the service relationship(s), whether employment or otherwise, between a Participant and the Company and the Bank, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

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SECTION 2: THE STOCK OPTION PLAN

2.1 Purpose of the Plan. The Plan is intended to (a) provide incentives to officers and employees of the Company and the Bank to stimulate their efforts toward the continued success of the Company and the Bank and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company and the Bank; (b) encourage stock ownership by officers and employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, the aggregate number of shares of Stock which may be purchased pursuant to Options granted under this Plan shall not exceed 150,000 (the “Maximum Plan Shares”). The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Option that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

2.3 Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall consist of at least two (2) members of the Board of Directors. The Committee shall have full authority in its discretion to determine the officers or employees of the Company or the Bank to whom Stock Options shall be granted and the terms and provisions of Stock Options subject to the express terms of the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan (whether or not such persons are similarly situated). The Committee’s decisions shall be final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

The Committee shall select one of its members as chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

2.4 Eligibility and Limits. Stock Options may be granted only to officers and employees of the Company or the Bank. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which Stock Option s intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s). During such periods as required by Code Section 162(m) of the Code and the regulations thereunder for compensation to be treated as

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qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any calendar year to an employee may not exceed 50,000, subject to adjustment in accordance with Section 5.2. If, after grant, the exercise price of an Option is reduced, the transaction shall be treated as the cancellation of the Option and the grant of a new Option. If an Option is deemed to be cancelled as described in the preceding sentence, the Option that is deemed to be cancelled and the Option that is deemed to be granted shall both be counted against the Maximum Plan Shares and the maximum number of shares for which Options may be granted to an employee during any calendar year.

SECTION 3: TERMS OF STOCK OPTIONS

3.1 General Terms and Conditions.

(a) The number of shares of Stock as to which a Stock Option shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2, as to the total number of shares available for grants under the Plan. If a Stock Option Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Option Agreement.

(b) Each Stock Option shall be evidenced by a Stock Option Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate and shall set forth the specific number of shares to which the Option relates. Each Stock Option Agreement shall be subject to the terms of the Plan and any provision in a Stock Option Agreement that is inconsistent with the Plan shall be null and void.

(c) The date a Stock Option is granted shall be the date on which the Committee has approved the terms of, and satisfaction of any conditions applicable to, the grant of the Stock Option and has determined the recipient of the Stock Option and the number of shares covered by the Stock Option and has taken all such other action necessary to complete the grant of the Stock Option.

(d) The Committee may provide in any Stock Option Agreement (or subsequent to the award of a Stock Option but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Option shall or may be cashed out on the basis of any price not greater than the excess of the Fair Market Value of a share of Stock over the exercise price of the Stock Option to the extent the Stock Option is then exercisable and/or, if the Stock Option Agreement provides, not yet exercisable in accordance with the terms of the Stock Option and the Plan. The Committee also may provide in any Stock Option Agreement (or subsequent to the award of a Stock Option but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, any Stock Option that is not then exercisable in accordance with the terms of the Stock Option or the Plan or for which the Fair Market Value of a share of Stock is equal to or less than the exercise price of the Stock Option, may be cancelled and terminated without any payment therefore.

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(e) Stock Options shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant’s estate or if no personal representative has been appointed, by the successor in interest determined under the Participant’s will.

(f) The holder of any shares of Stock issued upon the exercise of an Option granted under the Plan shall have equivalent rights, as provided under applicable law, with respect to such Stock as do other holders of the Stock.

3.2 Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company’s shareholders.

(a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Option Agreement. With respect to each grant of an Option, the Exercise Price per share shall be no less than the Fair Market Value of a share on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the Option is granted.

(b) Option Term. The term of an Option shall be as specified in the applicable Stock Option Agreement; provided, however, that any Option granted to a Participant shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

(c) Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in cash, or, if the Stock Option Agreement provides, by tendering shares of Stock which have been owned by the Participant prior to the date of exercise (for such time as might be necessary to avoid any negative tax consequences from tendering such shares of Stock), or if the Stock Option Agreement provides, if and when the Stock becomes actively traded on a national securities exchange or Nasdaq market or quotation system, in a cashless exercise through a broker; provided, however, that any such cashless exercise is consistent with the restriction of Section 13(k) of the Exchange Act (Section 402 of the Sarbanes-Oxley Act of 2002). Unless prohibited by applicable law, in its discretion, the Committee also may authorize (at the time an Option

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is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder until issuance of the shares of Stock.

(d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Option Agreement to the contrary.

(e) Termination of Option. With respect to an Option, in the event of the Termination of Service of a Participant other than for Cause, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate and become unexercisable no later than three (3) months after the date of Termination of Service. In the case of a holder whose Termination of Service is due to death or Disability, up to one (1) year may be substituted for such three (3) month period; provided further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be treated as a Non-Qualified Stock Option if it is exercisable after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed an Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3 Treatment of Options Upon Termination of Service. Except as otherwise provided by Plan Section 3.2(e), any Option under this Plan granted to a Participant who incurs a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Option Agreement or, in the absence of such provision, as the Committee may determine. The portion of any Option exercisable in the event of continuation may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the Option.

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3.4 Considerations for Modifications, Adjustments and Accelerations. In determining whether any outstanding Options are to be modified, adjusted or accelerated pursuant to this Section 3, the Committee shall consider the impact of any adverse tax consequences that may affect the Participant under Code Section 409A and any adverse financial accounting consequences that may affect the Company and may make appropriate adjustments therefor.

SECTION 4: RESTRICTIONS ON STOCK

4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant’s name, but, if the Stock Option Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the “Custodian”). Each applicable Stock Option Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Option Agreement, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Option Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Option Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Option Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Option Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Option Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Option Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Option Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Option Agreement.

SECTION 5: GENERAL PROVISIONS

5.1 Withholding. The Company or the Bank, as applicable, shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local governments. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company or the Bank an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding obligation in cash, or, if the Stock Option Agreement provides, by tendering shares of Stock which have been owned by the holder (for such time as might be necessary to avoid any negative tax consequences from tendering such shares of Stock) prior to

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the date of exercise or, if the applicable Stock Option Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligations arising from exercise or payment of a Stock Option (a “Withholding Election”). A Participant may make a Withholding Election only if both of the following conditions are met:

(a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b) Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

5.2 Changes in Capitalization; Merger; Liquidation.

(a) The number of shares of Stock reserved for the grant of Options, the maximum number of shares of Stock for which Options may be granted to any employee during any calendar year, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares, the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock, any recapitalization, reclassification or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b) In the event of any merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock (including any Change in Control) or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to Options and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in capital structure or tender offer, including, without limitation: the assumption of other Options, the substitution of new Options, the adjustment of outstanding Options (with or without the payment of any consideration), the acceleration of Options or the removal of restrictions on outstanding Options, all as may be provided in the applicable Stock Option Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock (including any Change in Control) or tender offer, and the Committee may terminate outstanding Options in exchange for the excess of the Fair Market Value of the Stock, as determined in good faith by the Committee, over the Exercise Price of the Options of the vested and/or, if the Committee so provides, unvested portion of the Options. The

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Committee in that event may provide for the termination, without any payment therefore, of any outstanding Options which are not then vested or for which the Exercise Price equals or exceeds the Fair Market Value of the Stock. The Committee’s general authority under this Section 5.2 is limited by and subject to all other express provisions of the Plan. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Option. In making any such adjustment, the Committee shall consider the impact of any adverse tax consequences that may affect the Participant under Code Section 409A and any adverse financial accounting consequences that may affect the Company and make appropriate adjustments therefor.

(c) The existence of the Plan and the Stock Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Option or the exercise of rights thereunder.

5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such a manner as to effectuate that intent. Notwithstanding the forgoing, neither the Company, the Bank, the Committee nor any other person shall be liable to the Participant or any other person if an Option that is intended to be an Incentive Stock Option does not qualify as such.

5.5 Right to Terminate Service. Nothing in the Plan or in any Stock Option Agreement shall confer upon any Participant the right to continue as an officer, employee or director of the Company or the Bank or affect the right of the Company or the Bank to terminate the Participant’s services at any time for any reason whatsoever.

5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Options then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Option, that the

11

Participant or other recipient of a Stock Option represent, in writing, that the shares received pursuant to the Stock Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.7 Non-Alienation of Benefits. Other than as specifically provided herein, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.8 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors shall obtain shareholder approval for any amendment to the Plan that increases the number of shares of Stock available under the Plan or materially expands the classes of individuals eligible to receive Stock Options. In the event that the Plan is assumed in connection with a corporate transaction which results in a change in either the granting corporation or the stock available for purchase or award under the Plan, shareholder approval shall be required; provided, however, if the consolidation agreement fully describes the Plan and such agreement is approved by the shareholders, no further shareholder approval of the Plan shall be required. No such termination or amendment without the consent of the holder of a Stock Option may adversely affect the rights of the Participant under such Stock Option except as otherwise specifically set forth in the Plan. Additionally, any amendment or termination of the Plan or any Option granted hereunder is intended to be undertaken in a manner that either (i) will not negatively affect the status of the Option as intended to be excepted from treatment as deferred compensation subject to Section 409A of the Code or (ii) will otherwise comply with Section 409A of the Code. The Committee is authorized to amend any Option or Stock Option Agreement or to amend or declare void any election by the Participant as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code.

5.9 Shareholder Approval. The Plan must be submitted to the shareholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors. If such approval is not obtained, any Stock Option granted hereunder will be void.

5.10 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Stock Option so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

5.11 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

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5.12 Effective Date and Term of the Plan. The Plan shall become effective on the date it is adopted by the Board of Directors; provided, however, that the Plan also be approved by the holders of a majority of the shares of Stock of the Company represented at an annual or special meeting of the shareholders of the Company held within twelve (12) months after the date the Plan is adopted by the Board of Directors. The Plan shall expire on the earlier of the date which is ten (10) years following (a) the date the Plan is approved by the Board of Directors, or (b) the date the Plan is approved by shareholders. No Stock Options will be granted hereunder on or after the date of the Plan’s expiration.

5.13 Omnibus Section 409A Provision. It is intended that Options that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Section 409A of the Code. Towards that end, all Options granted under the Plan are intended to contain such terms as will qualify the Options for an exemption from Section 409A of the Code. The terms of the Plan and all Options granted hereunder shall be construed consistent with the foregoing intent. Notwithstanding any of the provisions hereof, the Committee may amend any outstanding Option without the Participant’s consent if, as determined by the Committee in its sole discretion, such amendment is required to either (i) confirm exemption under Section 409A of the Code, (ii) comply with Section 409A of the Code, or (iii) prevent the Participant from being subject to any tax, penalty or interest under Section 409A of the Code. Notwithstanding the foregoing, however, neither the Company nor the Bank nor the Committee shall be liable to the Participant or any other person if an Option is subject to 409A of the Code or the Participant or any other person is otherwise subject to any additional tax, interest or penalty under Section 409A of the Code. Each Participant is solely responsible for the payment of any tax liability (including any taxes, interest and penalties that may arise under Section 409A of the Code) that may result from an Option.

(signatures on the following page)

Acknowledged and agreed:

SOUTHEASTERN BANKING CORPORATION

By:	/s/ CORNELIUS P. HOLLAND, III
Name:	Cornelius P. Holland, III
Title:	President

ATTEST:

/s/ WANDA D. PITTS
Secretary

[SEAL]

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Attachment 1

INCENTIVE STOCK OPTION

PURSUANT TO THE SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

(as amended and restated effective as of January 1, 2008)

THIS INCENTIVE STOCK OPTION (the “Option”) is made as of the Grant Date by and between SOUTHEASTERN BANKING CORPORATION (the “Company”), a corporation organized under the laws of the State of Georgia, and                                          (the “Optionee”).

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an incentive stock option (the “Option”), as described below, to purchase the Option Shares.

A.	Grant Date: , 20 .

B.	Type of Option: Incentive Stock Option.

C.	Plan under which granted: Southeastern Banking Corporation 2006 Stock Option Plan (as amended and restated effective as of January 1, 2008).

D.	Option Shares: All or any part of shares of the Company’s common stock, $1.25 par value per share (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.	Exercise Price: $ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date or, in the case of an Over 10% Owner, not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

F.

Option Period: The Option may be exercised with respect to vested Option Shares only during the Option Period which commences on the Grant Date and ends, generally, on the earliest of (a) the tenth (10th) anniversary of the Grant Date (unless the Optionee is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date); or (b) the earliest of (i) three (3) months following the date the Optionee ceases to be an employee of the Company or the Bank for reasons other than death, Disability or due to the Optionee’s Termination of Service for Cause; (ii) one (1) year following the date the Optionee ceases to be an employee of the Company or the Bank due to death or Disability; or (iii) the effective time of the Optionee’s Termination of Service for Cause. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.	Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto (the “Vesting Schedule”).

IN WITNESS WHEREOF, the parties have executed and sealed this Option as of the Grant Date set forth above.

SOUTHEASTERN BANKING CORPORATION

By:
Title:	President

OPTIONEE

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TERMS AND CONDITIONS TO THE

INCENTIVE STOCK OPTION

PURSUANT TO THE SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

(as amended and restated effective as of January 1, 2008)

1. Exercise of Option. Subject to the provisions provided herein or in the Option made pursuant to the Southeastern Banking Corporation 2006 Stock Option Plan (as amended and restated effective as of January 1, 2008):

(a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

(b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the “Purchase Price”) as provided in Section 3.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, any withholding taxes, the Company shall cause to be issued a certificate representing the Option Shares purchased.

2. Withholding. To the extent the Option is deemed to be a Non-Qualified Stock Option in accordance with Section 18 hereof, the Optionee must satisfy his federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (a) in cash; (b) by tendering shares of Common Stock which have been owned by the Optionee (for such time as might be necessary to avoid any negative tax consequences from tendering such shares of Common Stock) prior to the date of exercise having a Fair Market Value equal to the withholding obligation (a “Withholding Election”); (c) by electing, irrevocably and in writing (also a “Withholding Election”), to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (d) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

(i) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding in substantially the form attached hereto as Exhibit 2; and

(ii) any Withholding Election will be irrevocable; however, the Committee (as defined in the Plan) may, in its sole discretion, disapprove and give no effect to the Withholding Election.

3. Purchase Price. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash or certified check; by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee (for such time as might be necessary to avoid any negative tax consequences from tendering such shares of Common Stock) prior to

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the date of the Option’s exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Option otherwise provides.

5. Restriction on Transfer of Option and of Option Shares. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

6. Changes in Capitalization.

(a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

(b) If the Company shall be the surviving corporation in any merger, consolidation, extraordinary dividend (including a spin-off), recapitalization, reclassification of shares or similar reorganization, the Optionee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the assumption or substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Optionee of the sum of the excess, if any, of the then Fair Market Value of the Common Stock over the Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control (with cancellation of any non-vested Option Shares, and Option Shares for which the Exercise Price equals or exceeds the Fair Market Value of the Common Stock, for no payment whatsoever). A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

(c) The existence of the Plan and the Option granted pursuant to this Option shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or

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consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

7. Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

8. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

9. Governing Laws. This Option and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Georgia.

10. Successors. This Option and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

11. Notice. Except as otherwise specified herein, all notices and other communications under this Option shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

12. Severability. In the event that any one or more of the provisions or portion thereof contained in the Option and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Option and these Terms and Conditions, and the Option and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

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13. Entire Agreement. Subject to the terms and conditions of the Plan, the Option and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

14. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Option or these Terms and Conditions and shall be void and without effect.

15. Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Option or these Terms and Conditions. Capitalized terms used, but not defined, in either the Option or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

16. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Option and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

17. No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or the Bank or any affiliate.

18. Qualified Status of Option. In accordance with Section 2.4 of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Option Shares which become exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If the foregoing limitation is exceeded with respect to any portion of the Option Shares, that portion of the Option Shares which cause the limitation to be exceeded shall be treated as a Non-Qualified Stock Option. Additionally, the Optionee agrees to notify the Company if Optionee sells or disposes of any of the Option Shares within one (1) year of exercise of the Option or two (2) years of the Grant Date.

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EXHIBIT 1

NOTICE OF EXERCISE OF INCENTIVE

STOCK OPTION TO PURCHASE

COMMON STOCK OF

SOUTHEASTERN BANKING CORPORATION

Name

Address

Date

Southeastern Banking Corporation

P.O. Box 455, 1010 North Way Street

Darien, GA 31305

Attn: Corporate Secretary

Re:	Exercise of Incentive Stock Option

Gentlemen:

Subject to acceptance hereof by Southeastern Banking Corporation (the “Company”) and pursuant to the provisions of the Southeastern Banking Corporation 2006 Stock Option Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase                      shares of Common Stock of the Company under the Incentive Stock Option (the “Option”) dated as of                     . The purchase shall take place as of             , 20     (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

☐	by delivery of cash or a certified check for $ for the full purchase price payable to the order of the Company.

☐	by delivery of a certified check for $ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I own and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

☐	by delivery of a stock certificate representing shares of Common Stock that I own which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

☐	by delivery of the purchase price by , a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

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The required federal, state, and local income tax withholding obligations, if any, on the exercise of the Option shall be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Option, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later then the Exercise Date.

As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

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I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Option. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.

Very truly yours,

AGREED TO AND ACCEPTED:

SOUTHEASTERN BANKING CORPORATION

By:
Title:

Number of Shares
Exercised:

Number of Shares
Remaining:	Date:

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EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

TO:	Corporate Secretary, Southeastern Banking Corporation

FROM:

RE:	Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

☐	the original recipient of the Option.

☐	the legal representative of the estate of the original recipient of the Option.

☐	a legatee of the original recipient of the Option.

☐	the legal guardian of the original recipient of the Option.

(3)	The Option to which this election relates was issued under the Southeastern Banking Corporation 2006 Stock Option Plan (the “Plan”) in the name of for the purchase of a total of shares of Common Stock of the Company. This election relates to shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

☐	to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

☐	to tender shares of Common Stock held by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

The shares of Common Stock to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

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(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)	The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(8)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

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SCHEDULE 1

VESTING SCHEDULE

INCENTIVE STOCK OPTION

ISSUED PURSUANT TO THE

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

A.	The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Company or the Bank as indicated in the schedule below.

Years of Service After the Grant Date	Percentage of Option Shares Which are Vested Shares
0	0%
1	25%
2	50%
3	75%
4	100%

B.	Notwithstanding Part A, the Option will be fully vested as of a date determined by the Committee which is no less than thirty (30) days prior to the effective date of the Change in Control.

C.	For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each twelve-consecutive-month period following the Grant Date during which Optionee continues, at all times, as an employee of the Company or the Bank.

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Attachment 2

NON-QUALIFIED STOCK OPTION

PURSUANT TO THE SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

(as amended and restated effective as of January 1, 2008)

THIS NON-QUALIFIED STOCK OPTION (the “Option”) is made as of the Grant Date by and between SOUTHEASTERN BANKING CORPORATION (the “Company”), a corporation organized under the laws of the State of Georgia, and                                          (the “Optionee”).

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a non-qualified stock option (the “Option”), as described below, to purchase the Option Shares.

A.	Grant Date: , 20 .

B.	Type of Option: Non-Qualified Stock Option.

C.	Plan under which granted: Southeastern Banking Corporation 2006 Stock Option Plan (as amended and restated effective January 1, 2008).

D.	Option Shares: All or any part of shares of the Company’s common stock, $1.25 par value per share (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.	Exercise Price: $ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date.

F.

Option Period: The Option may be exercised with respect to vested Option Shares only during the Option Period which commences on the Grant Date and ends, generally, on the earliest of (a) the tenth (10th) anniversary of the Grant Date; or (b) the earliest of (i) three (3) months following the date the Optionee ceases to be an employee of the Company or the Bank for reasons other than death, Disability or due to the Optionee’s Termination of Service for Cause; (ii) one (1) year following the date the Optionee ceases to be an employee of the Company or the Bank due to death or Disability; or (iii) the effective time of the Optionee’s Termination of Service for Cause. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.	Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto (the “Vesting Schedule”).

IN WITNESS WHEREOF, the parties have executed and sealed this Option as of the Grant Date set forth above.

SOUTHEASTERN BANKING CORPORATION

By:
Title:	President

OPTIONEE

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TERMS AND CONDITIONS TO THE

NON-QUALIFIED STOCK OPTION

PURSUANT TO THE SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

(as amended and restated effective as of January 1, 2008)

1. Exercise of Option. Subject to the provisions provided herein or in the Option made pursuant to the Southeastern Banking Corporation 2006 Stock Option Plan (as amended and restated effective as of January 1, 2008):

(a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

(b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the “Purchase Price”) as provided in Section 3.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, any withholding taxes, the Company shall cause to be issued a certificate representing the Option Shares purchased.

2. Withholding. To the extent necessary, the Optionee must satisfy his federal, state, and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash; (ii) by tendering shares of Common Stock which have been owned by the Optionee (for such time as might be necessary to avoid any negative tax consequences from tendering such shares of Common Stock) prior to the date of exercise having a Fair Market Value equal to the withholding obligation (a “Withholding Election”); (iii) by electing, irrevocably and in writing (also a “Withholding Election”), to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iv) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

(a) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form attached hereto as Exhibit 2; and

(b) any Withholding Election will be irrevocable; however, the Committee (as defined in the Plan) may, in its sole discretion, disapprove and give no effect to the Withholding Election.

3. Purchase Price. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash or certified check; by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee (for such time as might be

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necessary to avoid any negative tax consequences from tendering such shares of Common Stock) prior to the date of the Option’s exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Option otherwise provides.

5. Restriction on Transfer of Option and of Option Shares. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

6. Changes in Capitalization.

(a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

(b) If the Company shall be the surviving corporation in any merger, consolidation, extraordinary dividend (including a spin-off), recapitalization, reclassification of shares or similar reorganization, the Optionee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the assumption or substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Optionee of the sum of the excess, if any, of the then Fair Market Value of the Common Stock over the Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control (with cancellation of any non-vested Option Shares, and Option Shares for which the Exercise Price equals or exceeds the Fair Market Value of the Common Stock, for no payment whatsoever). A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

(c) The existence of the Plan and the Option granted pursuant to this Option shall not affect in any way the right or power of the Company to make or authorize any adjustment,

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reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

7. Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

8. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

9. Governing Laws. This Option and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Georgia.

10. Successors. This Option and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

11. Notice. Except as otherwise specified herein, all notices and other communications under this Option shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

12. Severability. In the event that any one or more of the provisions or portion thereof contained in the Option and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Option and these Terms and Conditions, and the Option and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

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13. Entire Agreement. Subject to the terms and conditions of the Plan, the Option and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

14. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Option or these Terms and Conditions and shall be void and without effect.

15. Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Option or these Terms and Conditions. Capitalized terms used, but not defined, in either the Option or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

16. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Option and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

17. No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or the Bank or any affiliate.

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EXHIBIT 1

NOTICE OF EXERCISE OF NON-QUALIFIED

STOCK OPTION TO PURCHASE

COMMON STOCK OF

SOUTHEASTERN BANKING CORPORATION

Name

Address

Date

Southeastern Banking Corporation

P.O. Box 455, 1010 North Way Street

Darien, GA 31305

Attn: Corporate Secretary

Re:	Exercise of Non-Qualified Stock Option

Gentlemen:

Subject to acceptance hereof by Southeastern Banking Corporation (the “Company”) and pursuant to the provisions of the Southeastern Banking Corporation 2006 Stock Option Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase                      shares of Common Stock of the Company under the Non-Qualified Stock Option (the “Option”) dated as of                     . The purchase shall take place as of             , 20     (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

☐	by delivery of cash or a certified check for $ for the full purchase price payable to the order of the Company.

☐	by delivery of a certified check for $ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I own and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceeds the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

☐	by delivery of a stock certificate representing shares of Common Stock that I own which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceeds the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

☐	by delivery of the purchase price by , a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

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The required federal, state, and local income tax withholding obligations, if any, on the exercise of the Option shall be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Option, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later then the Exercise Date.

As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

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I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Option. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.

Very truly yours,

AGREED TO AND ACCEPTED:

SOUTHEASTERN BANKING CORPORATION

By:
Title:

Number of Shares
Exercised:

Number of Shares
Remaining:	Date:

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EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

TO:	Corporate Secretary, Southeastern Banking Corporation

FROM:

RE:	Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

☐	the original recipient of the Option.

☐	the legal representative of the estate of the original recipient of the Option.

☐	a legatee of the original recipient of the Option.

☐	the legal guardian of the original recipient of the Option.

(3)	The Option to which this election relates was issued under the Southeastern Banking Corporation 2006 Stock Option Plan (the “Plan”) in the name of for the purchase of a total of shares of Common Stock of the Company. This election relates to shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

☐	to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

☐	to tender shares of Common Stock held by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

The shares of Common Stock to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

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(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)	The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(8)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

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SCHEDULE 1

VESTING SCHEDULE

NON-QUALIFIED STOCK OPTION

ISSUED PURSUANT TO THE

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

A.	The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Company or the Bank as indicated in the schedule below.

Years of Service After the Grant Date	Percentage of Option Shares Which are Vested Shares
0	0%
1	25%
2	50%
3	75%
4	100%

B.	Notwithstanding Part A, the Option will be fully vested as of a date determined by the Committee which is no less than thirty (30) days prior to the effective date of the Change in Control.

C.	For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each twelve-consecutive-month period following the Grant Date during which Optionee continues, at all times, as an employee of the Company or the Bank.

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